SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2007

PROSPECT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-145110	26-0508760
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)

695 East Main Street, Stamford, Connecticut, 06901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 363-0885

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 20, 2007, Prospect Acquisition Corp. (the “Company”) closed its initial public offering (the “IPO”) of 25,000,000 Units (the “Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and one warrant (“Warrant”), to purchase one share of Common Stock at $7.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale of an aggregate of 5,250,000 warrants (“Sponsors’ Warrants”) to Flat Ridge Investments LLC, LLM Structured Equity Fund L.P., LLM Investors L.P. and Capital Management Systems, Inc., at a price of $1.00 per Sponsors’ Warrant, generating gross proceeds of $5,250,000 (the “Private Placement”). The Sponsors’ Warrants are identical to the Warrants included in the Units sold in the Offering, except that the Sponsors’ Warrants (i) are non-redeemable so long as they are held by any of our sponsors or their permitted transferees and (ii) will not be exercisable while they are subject to certain transfer restrictions. If the Company does not complete a Business Combination then the $5,250,000 will be part of the liquidating distribution to the Company’s public stockholders, and the Sponsors’ Warrants will expire worthless.

Audited financial statements as of November 20, 2007 reflecting receipt of the proceeds received by the Company in connection with the IPO and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has issued press releases announcing (1) that it priced the IPO, and (2) that is completed the IPO. The Company will issue a press release announcing the date when separate trading of the Common Stock and Warrants included in the Units will begin. That date will be December 29, 2007, unless Citigroup Global Markets, Inc. determines that an earlier date is acceptable. The Company has agreed that in no event will separate trading of the Common Stock and Warrants begin until the Company has (i) filed this Current Report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO and (ii) issued a press release announcing when such separate trading will begin

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Audited Financial Statements

99.2	Press Release, dated November 15, 2007 issued by Prospect Acquisition Corp.

99.3	Press Release, dated November 20, 2007 issued by Prospect Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

PROSPECT ACQUISITION CORP.

By:	/s/ David A. Minella
David A. Minella
Chief Executive Officer

Dated:  November 21, 2007